UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Opportunities Fund

Ticker: BTO
Semiannual report 6/30/17

A message to shareholders

Dear shareholder,

Global financial markets extended their run of positive performance in recent months, with particular strength coming from outside the United States. Overseas markets generally have been attracting investors with their lower valuations and improving corporate fundamentals, while monetary policy remains extremely accommodative. U.S. stocks also generated positive returns so far this year and have benefited from stronger-than-expected corporate earnings. Fixed-income results were more muted, although standout returns came from convertible securities and emerging-market bonds. Interest-rate sensitive bonds in the United States remain most vulnerable, as the U.S. Federal Reserve withdraws economic stimulus and follows through with interest rate increases as is expected.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

Recently, we learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. The firm evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how good we are as stewards of investor capital. We're pleased to be recognized by Morningstar in this way and to continue our work of furthering the interests of our fund shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
15	Financial statements
19	Financial highlights
20	Notes to financial statements
29	Additional information
29	Shareholder meeting
30	Continuation of investment advisory and subadvisory agreements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/17 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Rising interest rates supported financials

Although financial stocks were lifted by two interest rate increases by the U.S. Federal Reserve, the perceived lack of progress on tax reform and deregulation caused the sector to lag the overall market.

A regional bank focus hurt results

The fund had a positive absolute return but underperformed a comparative index, the S&P Composite 1500 Banks Index, due to an overweight in regional and small-cap banks.

Positive stress tests lifted large banks

Money center banks and other large-cap financial stocks benefited from better-than-expected stress test results and capital return plans.

PORTFOLIO COMPOSITION AS OF 6/30/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What were the main factors driving market performance and financial stocks during the six months ended June 30, 2017?

Financial stocks delivered positive returns; however, the momentum tied to potential tax reform and deregulation that started post the November election faded in the period, causing financials to lag the broad U.S. equity market. The U.S. Federal Reserve (Fed) increased the federal funds rate by 0.25% each time at two separate policy meetings during the period, the third and fourth interest-rate hikes of the current tightening cycle. The rising interest-rate environment was generally positive for the financial group, particularly banks, brokers, and insurance companies, which can invest deposits and excess cash at higher rates.

The U.S. economy continues to expand at a modest pace with low inflation, despite limited progress on the Trump administration's policy agenda. We expect the Fed to hike rates at least once more in 2017, which should help most financial companies. The benefits of rising short-term rates were partially offset by a flattening of the yield curve; however, after declining since mid-March, the 10-year U.S. Treasury bond yield started to increase by the end of June.

Economic data continued to be mixed, with positive employment data offset by weakness in other areas. The Fed released the results of its annual stress test reviews near the end of the period, and banks exceeded the market's already high expectations in terms of capital return. Dividend increases and share buyback announcements were higher than projected, with some banks expected to return over 100% of their 2017 earnings to shareholders. A comparative index, the S&P Composite 1500 Banks Index, gained 4.90% for the reporting period, which was below the return of 8.87% for the broad-based S&P 1500 Composite Index.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       4

"The fund had a positive absolute return at NAV, but underperformed the comparative index, primarily due to stock selection among regional banks."

The fund underperformed for the period. What trends affected its performance?

The fund had a positive absolute return at NAV, but underperformed the comparative index, primarily due to the overweight in mid- and small-cap banks and the underweight in money center banks, which comprise over 60% of the benchmark. The smaller banks delivered very strong performance following the election, but stalled with the new administration's lack of progress on accelerating economic growth, and tax and regulatory reform.

Which holdings had the biggest negative impact for the period?

Among the leading detractors were several regional banks with very strong returns in late 2016 that gave back some of those gains in the first half of the year, including FNB Corp. and Chemical Financial Corp.

The fund's lower exposure to JPMorgan Chase & Co., Bank of America Corp., and Citigroup, Inc., which delivered better-than-expected stress test results and outperformed the overall bank industry, was also a detractor from relative performance.

INDUSTRY COMPOSITION AS OF 6/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       5

"Rising interest rates should benefit much of the sector and we believe loan growth, which had been sluggish to start the year, should accelerate in the second half of 2017."

What stocks had the greatest positive impact on relative performance?

The leading contributors included Mississippi-based Hancock Holding Company, which saw its stock outperform following branch purchases from a competitor and an FDIC-assisted transaction. Cullen/Frost Bankers, Inc., which specializes in lending to oil and gas companies, was also a strong performer as U.S. shale production increased during the quarter, and the company exceeded earnings expectations. Georgia-based Ameris Bancorp outperformed after reporting strong earnings with core net interest margin expansion, solid fee income growth, and contained expenses.

Meanwhile, alternative asset manager The Blackstone Group LP's stock price surged after announcing the successful launch of a large, new fund, while rival KKR & Company LP also performed well.

How was the fund positioned at the end of the period?

We added two small-cap banks to the portfolio through the companies' additional share offerings: Civista Bancshares, Inc. of Ohio and MidWestOne Financial Group, Inc. which is headquartered in Iowa.

TOP 10 HOLDINGS AS OF 6/30/17 (%)

M&T Bank Corp.	2.5
JPMorgan Chase & Co.	2.5
The PNC Financial Services Group, Inc.	2.4
Citizens Financial Group, Inc.	2.3
Cullen/Frost Bankers, Inc.	2.2
U.S. Bancorp	2.1
SunTrust Banks, Inc.	2.1
BB&T Corp.	2.1
Wells Fargo & Company	2.0
Ameris Bancorp	1.8
Total	22.0
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       6

We exited the fund's position in business development company Fifth Street Finance Corp., as we continued to have concerns about the company's credit quality. We also sold out of Seattle-based HomeStreet, Inc., as we believed that the slowdown in mortgage refinancing activity would continue to negatively affect the bank's earnings.

We remain bullish on the prospects for financial stocks. Rising interest rates should benefit much of the sector and we believe loan growth, which had been sluggish to start the year, should accelerate in the second half of 2017. Merger-and-acquisition activity remains strong in the sector, particularly among the smaller banks. Further, we believe valuations remain attractive compared to historic levels. Corporate tax reform, if it is successfully implemented, could also be an added benefit for the industry.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       7

Fund’s investments

AS OF 6-30-17 (unaudited)
	Shares	Value
Common stocks 103.8% (89.0% of Total investments)		$670,747,753
(Cost $356,901,673)

Financials 103.8%		670,747,753
Banks 94.2%
1st Source Corp.	121,706	5,834,586
Access National Corp.	64,963	1,722,819
Ameris Bancorp	274,471	13,229,502
Atlantic Capital Bancshares, Inc. (A)(B)(C)	192,378	3,655,182
Avidbank Holdings, Inc. (C)	200,000	3,932,000
Bank of America Corp.	432,436	10,490,897
Bank of Commerce Holdings (B)	40,374	446,133
Bank of Marin Bancorp	58,731	3,614,893
Bankwell Financial Group, Inc.	20,715	646,929
Bar Harbor Bankshares	129,698	3,997,292
BB&T Corp.	346,799	15,748,143
Berkshire Hills Bancorp, Inc.	338,903	11,912,440
Bryn Mawr Bank Corp.	80,000	3,400,000
Cambridge Bancorp (B)	5,257	353,533
Camden National Corp.	55,164	2,367,087
Capstar Financial Holdings, Inc. (A)(B)(C)	14,226	252,369
Carolina Financial Corp.	70,982	2,294,138
Chemical Financial Corp. (A)(B)	217,502	10,529,272
Citigroup, Inc.	49,519	3,311,831
Citizens Financial Group, Inc.	476,395	16,997,774
City Holding Company	39,363	2,592,841
Civista Bancshares, Inc.	43,240	902,851
Comerica, Inc.	167,706	12,282,787
Commerce Bancshares, Inc. (A)(B)	110,463	6,277,612
Communities First Financial Corp. (C)	115,523	1,732,845
Community Bank Systems, Inc. (A)(B)	38,226	2,131,864
County Bancorp, Inc.	62,184	1,492,416
CU Bancorp (B)(C)	91,813	3,319,040
Cullen/Frost Bankers, Inc. (A)(B)	178,964	16,806,509
DNB Financial Corp. (B)	78,515	2,693,065
Eagle Bancorp Montana, Inc.	75,106	1,359,419
Equity Bancshares, Inc. (C)	36,055	1,104,725
Equity Bancshares, Inc., Class A (C)	94,860	2,906,510
Evans Bancorp, Inc.	69,760	2,786,912
FCB Financial Holdings, Inc., Class A (C)	188,399	8,996,052
Fifth Third Bancorp	452,067	11,735,659
First Bancorp, Inc.	266,499	7,211,463
First Business Financial Services, Inc.	60,700	1,400,956
First Citizens BancShares, Inc., Class A	15,038	5,604,663
First Colebrook Bancorp, Inc. (D)	48,750	1,101,750

8	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Community Corp.	136,228	$2,860,788
First Connecticut Bancorp, Inc.	202,450	5,192,843
First Financial Bancorp	146,045	4,045,447
First Hawaiian, Inc.	160,968	4,928,840
First Merchants Corp.	118,683	4,763,936
First Security Group, Inc. (C)	83,942	2,056,579
Flushing Financial Corp. (B)	139,050	3,919,820
FNB Corp. (A)(B)	913,889	12,940,668
German American Bancorp, Inc. (A)(B)	60,090	2,048,468
Glacier Bancorp, Inc. (A)(B)	223,556	8,184,385
Great Southern Bancorp, Inc. (B)	40,257	2,153,750
Great Western Bancorp, Inc.	159,455	6,507,359
Hamilton State Bancshares, Inc.	500,000	3,971,690
Hancock Holding Company	245,752	12,041,848
HCSB Financial Corp. (C)(D)	22,238,470	2,782,033
Heritage Commerce Corp.	506,922	6,985,385
Heritage Financial Corp. (B)	194,590	5,156,635
HomeTown Bankshares Corp. (C)	174,720	1,878,240
Horizon Bancorp (A)(B)	269,724	7,107,227
Howard Bancorp, Inc. (C)	136,118	2,620,272
Independent Bank Corp. (MA)	173,570	11,568,441
Independent Bank Corp. (MI)	125,407	2,727,602
JPMorgan Chase & Co.	203,805	18,627,777
KeyCorp	667,659	12,511,930
M&T Bank Corp.	117,579	19,041,919
Mackinac Financial Corp.	40,000	560,000
MainSource Financial Group, Inc.	185,504	6,216,239
MB Financial, Inc.	183,150	8,065,926
MidWestOne Financial Group, Inc. (B)	31,763	1,076,448
MutualFirst Financial, Inc. (B)	100,539	3,589,242
National Commerce Corp. (B)(C)	71,147	2,813,864
Nicolet Bankshares, Inc. (B)(C)	24,767	1,355,003
Northrim BanCorp, Inc.	99,739	3,032,066
Oak Valley Bancorp (B)	1,970	27,383
Old National Bancorp (A)(B)	464,937	8,020,163
Old Second Bancorp, Inc.	202,363	2,337,293
Pacific Continental Corp. (B)	185,636	4,743,000
Pacific Premier Bancorp, Inc. (A)(B)(C)	169,865	6,268,019
PacWest Bancorp	71,112	3,320,930
Park National Corp. (A)(B)	42,113	4,367,960
Park Sterling Corp.	585,931	6,960,860
Peoples Bancorp, Inc.	122,945	3,950,223
Pinnacle Financial Partners, Inc. (A)(B)	108,000	6,782,400
Prime Meridian Holding Company	83,010	1,441,884

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	9

	Shares	Value
Financials (continued)
Banks (continued)
QCR Holdings, Inc. (B)	48,822	$2,314,163
Regions Financial Corp.	651,413	9,536,686
Renasant Corp.	159,629	6,982,172
Sandy Spring Bancorp, Inc. (B)	68,417	2,781,835
SBT Bancorp, Inc. (B)	37,879	943,187
Shore Bancshares, Inc.	183,579	3,019,875
Sierra Bancorp (B)	1,496	36,727
South Atlantic Bancshares (C)	241,595	2,721,664
Southern First Bancshares, Inc. (C)	131,586	4,875,261
Southern National Bancorp of Virginia, Inc.	125,139	2,202,454
Southwest Bancorp, Inc. (B)	79,929	2,042,186
State Bank Financial Corp.	53,182	1,442,296
Stock Yards Bancorp, Inc.	66,324	2,580,004
Sun Bancorp, Inc. (B)	126,066	3,107,527
SunTrust Banks, Inc.	278,451	15,793,741
The Community Financial Corp. (B)	62,497	2,406,135
The First Bancshares, Inc. (B)	210,000	5,796,000
The First of Long Island Corp.	57,322	1,639,409
The PNC Financial Services Group, Inc.	146,047	18,236,889
Towne Bank (A)(B)	157,856	4,861,965
TriCo Bancshares (B)	202,536	7,119,140
U.S. Bancorp	310,100	16,100,392
Union Bankshares Corp.	161,410	5,471,799
United Bankshares, Inc. (A)(B)	74,856	2,934,355
Washington Trust Bancorp, Inc.	123,905	6,387,303
Wells Fargo & Company	269,099	14,910,776
Xenith Bankshares, Inc. (B)(C)	2,905	90,229
Zions Bancorporation (A)(B)	265,769	11,669,917
Capital markets 1.8%
Intermediate Capital Group PLC	336,897	3,653,438
KKR & Company LP	233,755	4,347,843
The Blackstone Group LP	109,070	3,637,485
Consumer finance 0.6%
Capital One Financial Corp.	47,914	3,958,655
Insurance 0.4%
Gjensidige Forsikring ASA	165,452	2,824,242
Thrifts and mortgage finance 6.8%
Bank Mutual Corp.	161,841	1,480,845
BSB Bancorp, Inc. (B)(C)	177,195	5,182,954
First Defiance Financial Corp. (B)	110,515	5,821,930
Provident Financial Holdings, Inc. (B)	97,339	1,873,776
Provident Financial Services, Inc.	155,989	3,959,001
Southern Missouri Bancorp, Inc.	112,188	3,619,185
United Community Financial Corp.	634,588	5,273,426

10	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
United Financial Bancorp, Inc.			268,885	$4,487,691
Westbury Bancorp, Inc. (B)(C)			88,349	1,798,786
WSFS Financial Corp.			222,599	10,094,865
Preferred securities 5.2% (4.4% of Total investments)				$33,079,456
(Cost $30,675,626)

Financials 3.2%				20,172,801
Banks 0.9%
OFG Bancorp, Series C, 8.750%			1,671	1,594,515
SB Financial Group, Inc., 6.500%			250,000	4,092,550
Capital markets 1.9%
JMP Group LLC, 7.250%			80,000	2,019,200
JMP Group LLC, 8.000%			82,428	2,097,793
THL Credit, Inc., 6.750% (A)(B)			136,266	3,556,543
TriplePoint Venture Growth BDC Corp., 6.750%			168,000	4,267,200
Mortgage real estate investment trusts 0.4%
Arbor Realty Trust, Inc., 7.375%			100,000	2,545,000

Real estate 2.0%				12,906,655
Equity real estate investment trusts 2.0%
American Homes 4 Rent (5.500% to 3-31-21, then 10.000% thereafter) (A)(B)			100,000	2,800,000
Bluerock Residential Growth REIT, Inc., 8.250%			84,140	2,229,710
Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)			150,000	3,796,500
Sotherly Hotels LP, 7.000%			99,475	2,568,445
Sotherly Hotels, Inc., 8.000%			60,000	1,512,000

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 7.1% (6.1% of Total investments)				$45,877,520
(Cost $44,061,108)

Financials 7.1%				45,877,520
Banks 5.2%
Avidbank Holdings, Inc. (6.875% to 11-15-20, then
3 month LIBOR + 5.367%) (E)	6.875	11-15-25	3,000,000	3,048,750
Cadence Financial Corp. (E)	4.875	06-28-19	1,500,000	1,471,875
Cadence Financial Corp. (6.500% to 3-11-20, then
3 month LIBOR + 4.663%) (E)	6.500	03-11-25	5,000,000	5,050,000
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,077,885
Northeast Bancorp (6.750% to 7-1-21, then 3
month LIBOR + 5.570%)	6.750	07-01-26	5,000,000	5,012,500
Old Second Bancorp, Inc. (5.750% to 12-31-21,
then 3 month LIBOR + 3.850%)	5.750	12-31-26	1,725,000	1,783,219
Popular, Inc.	7.000	07-01-19	6,000,000	6,300,000
VantageSouth Bancshares, Inc.	7.625	08-12-23	5,000,000	5,663,015

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services 1.9%
Flagstar Bancorp, Inc.	6.125	07-15-21	6,000,000	$6,394,320
NewStar Financial, Inc.	7.250	05-01-20	5,935,000	6,075,956
Certificate of deposit 0.0% (0.0% of Total investments)				$78,864
(Cost $78,864)
Country Bank for Savings	1.000	08-27-18	2,016	2,016
First Bank Richmond	0.990	12-05-19	21,010	21,010
First Bank System, Inc.	0.600	04-03-19	5,015	5,015
First Federal Savings Bank of Louisiana	0.100	01-05-18	3,042	3,042
Home Banks	1.739	11-04-21	18,927	18,927
Hudson Savings	0.800	04-23-19	2,188	2,188
Machias Savings Bank	0.500	05-29-18	1,975	1,975
Midstate Federal Savings and Loan	0.500	05-30-18	2,019	2,019
Milford Federal Savings and Loan Bank	0.250	06-10-19	1,913	1,913
Milford Federal Savings and Loan Bank	0.300	10-24-17	2,037	2,037
Mount McKinley Savings Bank	0.500	12-03-18	1,700	1,700
Mt. Washington Bank	0.650	10-31-17	1,899	1,899
MutualOne Bank	0.900	09-08-17	4,011	4,011
Newburyport Five Cent Savings Bank	0.700	10-19-18	2,093	2,093
Newton Savings Bank	0.450	05-30-18	1,955	1,955
OBA Federal Savings and Loan	0.390	12-15-17	1,338	1,338
Plymouth Savings Bank	0.200	04-22-19	1,946	1,946
Salem Five Cents Savings Bank	0.250	12-15-17	1,735	1,735
Sunshine Federal Savings and Loan Association	0.500	05-10-19	2,045	2,045

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.6% (0.5% of Total investments)				$4,007,000
(Cost $4,006,876)

U.S. Government Agency 0.5%				3,440,000
Federal Home Loan Bank Discount Note	0.650	07-03-17	3,440,000	3,440,000

			Par value^	Value
Repurchase agreement 0.1%				567,000
Repurchase Agreement with State Street Corp.
dated 6-30-17 at 0.340% to be repurchased at
$567,016 on 7-3-17, collateralized by $590,000
U.S. Treasury Notes, 1.125% due 2-28-21
(valued at $580,775, including interest)			567,000	567,000

Total investments (Cost $435,724,147)† 116.7%				$753,790,593

Other assets and liabilities, net (16.7%)				(107,711,492)

Total net assets 100.0%				$646,079,101

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

LIBOR   London Interbank Offered Rate

12	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(A)	A portion of this security is on loan as of 6-30-17, and is a component of the fund’s leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 6-30-17 was $148,083,787. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $71,214,745.
(C)	Non-income producing security.
(D)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 6-30-17, the aggregate cost of investment securities for federal income tax purposes was $435,818,610. Net unrealized appreciation aggregated to $317,971,983, of which $318,382,835 related to appreciated investment securities and $410,852 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	13

DERIVATIVES

SWAPS

Interest rate swaps

Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	10,000,000	USD	Fixed 1.427%	3 Month LIBOR(a)	Semi-Annual	Quarterly	Aug 2019	—	$5,055	$5,055
Centrally cleared	5,000,000	USD	Fixed 1.295%	3 Month LIBOR(a)	Semi-Annual	Quarterly	Aug 2019	—	18,714	18,714
Centrally cleared	5,000,000	USD	Fixed 1.594%	3 Month LIBOR(a)	Semi-Annual	Quarterly	Dec 2020	—	31,743	31,743
Centrally cleared	5,000,000	USD	Fixed 1.790%	3 Month LIBOR(a)	Semi-Annual	Quarterly	Aug 2022	—	19,635	19,635
								—	$75,147	$75,147
(a)	At 6-30-17, the 3 month LIBOR was 1.2992%

Derivatives currency abbreviations

USD   U.S. Dollar

Derivatives abbreviations

LIBOR   London Interbank Offered Rate

See notes to financial statements regarding investment transactions and other derivatives information.

14	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $432,525,300)	$749,906,810
Affiliated investments, at value (Cost $3,198,847)	3,883,783
Total investments, at value (Cost $435,724,147)	753,790,593
Cash	422,486
Receivable for investments sold	92,907
Dividends and interest receivable	1,836,756
Receivable for centrally cleared swaps	221,498
Receivable due from advisor	92,004
Other receivables and prepaid expenses	14,112
Total assets	756,470,356
Liabilities
Liquidity agreement	110,000,000
Interest payable	162,134
Payable to affiliates
Administrative services fees	153,340
Other liabilities and accrued expenses	75,781
Total liabilities	110,391,255
Net assets	$646,079,101
Net assets consist of
Paid-in capital	$331,061,945
Accumulated distributions in excess of net investment income	(8,362,541)
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	5,236,376
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	318,143,321
Net assets	$646,079,101

Net asset value per share
Based on 18,635,910 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$34.67

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       15

STATEMENT OF OPERATIONS  For the six months ended 6-30-17 (unaudited)

Investment income
Dividends	$8,164,344
Interest	1,546,631
Income distributions received from affiliated investments	8,775
Less foreign taxes withheld	(39,901)
Total investment income	9,679,849
Expenses
Investment management fees	4,108,049
Administrative services fees	933,981
Interest expense	852,960
Transfer agent fees	20,913
Trustees' fees	22,388
Printing and postage	95,612
Professional fees	23,824
Custodian fees	34,359
Stock exchange listing fees	11,732
Other	8,337
Total expenses	6,112,155
Less expense reductions	(589,735)
Net expenses	5,522,420
Net investment income	4,157,429
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	5,293,398
Swap contracts	(65,244)
5,228,154
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,708,203)
Affiliated investments	394,759
Swap contracts	(46,325)
(1,359,769)
Net realized and unrealized gain	3,868,385
Increase in net assets from operations	$8,025,814

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

Increase (decrease) in net assets
From operations
Net investment income	$4,157,429	$9,283,648
Net realized gain	5,228,154	17,560,181
Change in net unrealized appreciation (depreciation)	(1,359,769)	164,571,461
Increase in net assets resulting from operations	8,025,814	191,415,290
Distributions to shareholders
From net investment income	(13,785,286)	(7,404,733)
From net realized gain	—	(20,112,205)
Total distributions	(13,785,286)	(27,516,938)
From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	422,246	1,661,299
Repurchased	—	(207,864)
Total from fund share transactions	422,246	1,453,435
Total increase (decrease)	(5,337,226)	165,351,787
Net assets
Beginning of period	651,416,327	486,064,540
End of period	$646,079,101	$651,416,327
Undistributed (accumulated distributions in excess of) net investment income	($8,362,541)	$1,265,316
Share activity
Shares outstanding
Beginning of period	18,623,731	18,572,612
Issued pursuant to Dividend Reinvestment Plan	12,179	61,119
Shares repurchased	—	(10,000)
End of period	18,635,910	18,623,731

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       17

STATEMENT OF CASH FLOWS For the six months ended 6-30-17

Cash flows from operating activities
Net increase in net assets from operations	$8,025,814
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(16,456,079)
Long-term investments sold	25,099,563
Increase in short-term investments	(385,767)
Net amortization of premium (discount)	(9,670)
Increase in receivable for investments sold	(92,907)
Decrease in dividends and interest receivable	17,573
Increase in other receivables and prepaid expenses	(13,962)
Decrease in receivable due from advisor	3,249
Decrease in receivable for centrally cleared swaps	72,122
Decrease in payable to affiliates	(5,622)
Decrease in other liabilities and accrued expenses	(17,943)
Increase in interest payable	37,510
Net change in unrealized (appreciation) depreciation on investments	1,315,923
Net realized gain on investments	(5,284,169)
Net cash provided by operating activities	$12,305,635
Cash flows from financing activities
Distributions to common shareholders	($13,363,040)
Net cash used in financing activities	($13,363,040)
Net decrease in cash	($1,057,405)
Cash at beginning of period	$1,479,891
Cash at end of period	$422,486
Supplemental disclosure of cash flow information:
Cash paid for interest	$815,450
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	$422,246

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       18

Financial highlights

COMMON SHARES Period Ended	6-30-17[1]		12-31-16	12-31-15[2]		10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$34.98		$26.17	$26.00		$25.19	$23.01	$18.91	$15.67
Net investment income[3]	0.22		0.50	0.10		0.52 [4]	0.35	0.29	0.17
Net realized and unrealized gain on investments	0.21		9.79	0.44		1.55	3.01	4.99	3.97
Total from investment operations	0.43		10.29	0.54		2.07	3.36	5.28	4.14
Less distributions to common shareholders
From net investment income	(0.74)		(0.40)	(0.10)		(0.47)	(0.35)	(0.22)	(0.17)
From net realized gain	—		(1.08)	(0.27)		(0.79)	(0.83)	(0.96)	(0.75)
From tax return of capital	—		—	—		—	—	—	(0.02)
Total distributions	(0.74)		(1.48)	(0.37)		(1.26)	(1.18)	(1.18)	(0.94)
Anti-dilutive impact of repurchase plan	—		— [5,6]	—		—	—	—	0.04 [5]
Net asset value, end of period	$34.67		$34.98	$26.17		$26.00	$25.19	$23.01	$18.91
Per share market value, end of period	$36.03		$36.27	$28.03		$26.77	$22.97	$22.20	$18.03
Total return at net asset value (%)[7,8]	1.26	[9]	41.10	2.05	[9]	8.60	15.16	29.03	27.70
Total return at market value (%)[8]	1.49	[9]	36.60	6.16	[9]	22.63	8.84	30.56	33.51
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$646		$651	$486		$482	$467	$426	$350
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[10]	2.02	2.02	[10]	1.99	1.99	1.88	1.53
Expenses including reductions[11]	1.73	[10]	1.82	1.83	[10]	1.80	1.81	1.71	1.38
Net investment income	1.30	[10]	1.88	2.15	[10]	2.03 [4]	1.43	1.37	0.94
Portfolio turnover (%)	2		11	2		18	15	20	19
Senior securities
Total debt outstanding end of period (in millions)	$110		$110	$110		$110	$110	$95	—
Asset coverage per $1,000 of debt[12]	$6,870		$6,922	$5,419		$5,385	$5,244	$5,487	—

1	Six months ended 6-30-17. Unaudited.
2	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
3	Based on average daily shares outstanding.
4	Net investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.04 and 0.15%, respectively.
5	The repurchase plan was completed at an average repurchase price of $20.79 and $15.15 for 10,000 and 461,253 shares, and $207,864 and $6,987,727 for the years ended 12-31-16 and 10-31-12, respectively.
6	Less than $0.005 per share.
7	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
8	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
9	Not annualized.
10	Annualized.
11	Expenses including reductions excluding interest expense were 1.46%(annualized), 1.58%, 1.63%(annualized), 1.60%, 1.62% and 1.58% for the periods ended 6-30-17, 12-31-16, 12-31-15, 10-31-15, 10-31-14 and 10-31-13, respectively.
12	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       19

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       20

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2017 by major security category or type:

	Total value at 6-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$608,733,631	$592,164,940	$9,814,968	$6,753,723
Capital markets	11,638,766	7,985,328	3,653,438	—
Consumer finance	3,958,655	3,958,655	—	—
Insurance	2,824,242	—	2,824,242	—
Thrifts and mortgage finance	43,592,459	43,592,459	—	—
Preferred securities
Banks	5,687,065	—	5,687,065	—
Capital markets	11,940,736	11,940,736	—	—
Mortgage real estate investment trusts	2,545,000	2,545,000	—	—
Equity real estate investment trusts	12,906,655	12,906,655	—	—
Corporate bonds
Banks	33,407,244	—	22,666,344	10,740,900
Diversified financial services	12,470,276	—	12,470,276	—
Certificate of deposit	78,864	—	78,864	—
Short-term investments	4,007,000	—	4,007,000	—
Total investments in securities	$753,790,593	$675,093,773	$61,202,197	$17,494,623
Other financial instruments:
Interest rate swaps	$75,147	—	$75,147	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in securities	Common stocks	Corporate bonds	Total
Balance as of 12-31-16	$6,171,192	$10,644,227	$16,815,419
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	582,531	96,673	$679,204
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 6-30-17	$6,753,723	$10,740,900	$17,494,623
Change in unrealized at period end*	$582,531	$96,673	$679,204

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       21

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below:

	Fair value at 6-30-17	Valuation technique	Significant unobservable inputs	Input/range
Common Stock	$3,971,690	Market Approach	Price-to-book value multiple Discount	1.68x 2.5%
Common Stock	$2,782,033	Market Approach	Expected Future Price Discount	$0.139 10%
Corporate Bonds	$10,740,900	Market Approach	Yield	507bps - 572bps (weighted average 541bps)
Total	$17,494,623

A change to unobservable inputs of a fund's Level 3 securities may result in changes to the fair value measurement, as follows :

Significant unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Price-to-book value multiple	Increase	Decrease
Discount	Decrease	Increase
Expected Future Price	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       22

in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. On July 1, 2015, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.3701 per share.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       23

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Cleared swaps are cleared on an exchange or central clearinghouse. Cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-cleared transactions are detailed in the Statement of assets and liabilities as Receivable for centrally cleared swaps. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended June 30, 2017, the fund used interest rate swaps to manage against anticipated interest rate changes. No interest rate swap positions were entered into or closed during the six months ended June 30, 2017.

Fair value of derivative instruments by risk category

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The table below summarizes the fair value of derivatives held by the fund at June 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$75,147	—
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts
Interest rate	($65,244)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	($46,325)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Liquidity Agreement (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2017, this waiver amounted to 0.01% of the fund's average gross managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $29,346 for the six months ended June 30, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2017 were equivalent to a net annual effective rate of 1.09% of the fund's average daily gross managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $560,389 for the six months ended June 30, 2017. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the six months ended June 30, 2017 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 and December 31, 2017. During the six months ended June 30, 2017, there was no activity under the share repurchase plan. For year ended December 31, 2016, the fund repurchased 0.05% of shares outstanding. The weighted average discount per share on the repurchases amounted to 8.27% for the year ended December 31, 2016. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the Fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be

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required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank & Trust Company (SSB) that allows it to borrow up to $125.0 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at June 30, 2017 are shown in the Statement of assets and liabilities as Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of June 30, 2017, the fund had a collective balance of $110,000,000 at an interest rate of 1.82%, which is reflected in the LA payable on the Statement of assets and liabilities. During the six months ended June 30, 2017, the average balance of the LA and the effective average interest rate were $110,000,000 and 1.57%, respectively.

The fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $16,456,079 and $25,099,563, respectively, for the six months ended June 30, 2017.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.

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Note 11 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended June 30, 2017, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
First Colebrook Bancorp, Inc.	48,750	—	—	48,750	$8,775	—	—	$1,101,750
HCSB Financial Corp.	22,238,470	—	—	22,238,470	—	—	—	2,782,033
					$8,775	—	—	$3,883,783

Note 12 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Dividends and distributions

During the six months ended June 30, 2017, distributions from net investment income of $0.7402 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2017	$0.3701
June 30, 2017	0.3701
Total	$0.7402

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 24, 2017. The following proposal was considered by the shareholders:

Proposal: To elect five (5) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan and Gregory A. Russo) to serve for a three-year term ending at the 2020 Annual Meeting of Shareholders

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William H. Cunningham	16,407,821.902	419,841.000
Grace K. Fey	16,404,506.841	423,156.061
Hassell H. McClellan	16,408,751.841	418,911.061
Gregory A. Russo	16,410,776.902	416,886.000
Non-Independent Trustee
James R. Boyle	16,412,218.902	415,444.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis,Craig Bromley1, Peter S. Burgess, Theron S. Hoffman, Deborah C. Jackson, James M.Oates, Steven R. Pruchansky, and Warren A. Thomson.

1 Effective June 15, 2017, Mr. Bromley no longer serves as a Trustee of the fund. Andrew G. Arnott has been appointed as a Trustee of the fund effective June 20, 2017. Mr. Arnott serves as a Trustee for a term expiring in 2019.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board (including its various committees) in conection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve variouos aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group and benchmark for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and total expenses for the fund are each higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or

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funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       34

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally outperformed the historical performance of comparable funds and the fund's benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       35

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF384593	P9SA 6/17 8/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES
			Total number of shares	Maximum number of
	Total number of	Average	purchased as part of	shares that may yet be
	shares	price per	publicly announced	purchased under the
Period	purchased	share	plans*	plans
16-Dec	-	-	-	1,862,373
17-Jan	-	-	-	1,862,373
17-Feb	-	-	-	1,862,373
17-Mar	-	-	-	1,862,373
17-Apr	-	-	-	1,862,373
17-May	-	-	-	1,862,373
17-Jun	-	-	-	1,862,373
Total	-	-
* In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current plan is in effect between January 1, 2017 and December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 18, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	August 18, 2017